Exhibit 10.2

                   FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT dated as of November 14, 2008 (this "Amendment"), is entered into among WILLIS NORTH AMERICA INC., a Delaware corporation (the "Borrower"), WILLIS GROUP HOLDINGS LIMITED, an exempted company under the Companies Act 1981 of Bermuda (the "Parent"), the other Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS
                                    --------

         A. The Borrower, the Parent, the Lenders and the Administrative Agent entered into that certain 364-Day Credit Agreement dated as of October 1, 2008 (as amended and modified from time to time, the "Credit Agreement").

         B. The parties hereto have agreed to amend the Credit Agreement as provided herein.

         C. In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

                                    AGREEMENT
                                    ---------

         1. Amendments.

                  (a) Section 1.01 of the Credit Agreement is amended by inserting the following definitions among the existing definitions set forth in such section in the appropriate alphabetical order:

                           "ILS" means reinsurance  related debt securities that
                  are underwritten and/or initially purchased for the purpose of placement with or distribution to third parties.

                           "WSI"  means  Willis  Securities,  Inc.,  a  Delaware
                  corporation and an indirect Subsidiary of the Parent that is a licensed broker-dealer.

                  (b) Section 7.03 of the Credit Agreement is amended by (A) deleting "and" at the end of clause (e), (B) re-lettering clause (g) to
         (h), and (C) adding a new clause (g) to read as follows:

                           (g) Investments by WSI in any ILS in the ordinary course of WSI's business in an aggregate amount not to exceed $250,000,000 at any one time outstanding; and

                  (c) All cross-references in the Credit Agreement and any other Loan Document to "Section 7.03(g)" is hereby amended to read "Section 7.03(h)".

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         2.  Effectiveness;   Conditions  Precedent.  This  Amendment  shall  be
effective as of the date hereof (the "Amendment Effective Date") upon (a) receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders and (b) payment of all fees and expenses required to be paid pursuant to any Loan Document on or before the date hereof by any Loan Party.

         3. Ratification of Loan Documents. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (as amended hereby).

         4. Authority/Enforceability. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, is required in connection with the execution, delivery or performance by such Person of this Amendment.

                  (d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries' Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.

         5. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants that after giving effect to this Amendment (a) the representations and warranties of (i) the Parent and the Borrower contained in
Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, if such representation or warranty is itself modified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of the date hereof, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and (B) the making of the representation and warranty contained in Section 5.04(b) of the Credit Agreement and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         6. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or electronic mail shall be effective as an original.

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         7. Reference to the Effect of the Credit Agreement.

                  (a) As of the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document.

                  (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent under the Credit Agreement, nor constitute a waiver or amendment of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.

         8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTIONS
10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                        WILLIS NORTH AMERICA INC.

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:_________________________________________


GUARANTORS:                      WILLIS GROUP HOLDINGS LIMITED

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:_________________________________________


                                 TA I LIMITED

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:_________________________________________


                                 TA II LIMITED

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:_________________________________________


                                 TA III LIMITED

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:_________________________________________


                                 TA IV LIMITED

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:_________________________________________



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

                                 TRINITY ACQUISITION LIMITED

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:_________________________________________


                                 WILLIS GROUP LIMITED

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:_________________________________________


                                 WILLIS INVESTMENT UK HOLDINGS LIMITED

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:_________________________________________



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

ADMINISTRATIVE
AGENT:                           BANK OF AMERICA, N.A.,

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:_________________________________________


LENDERS:                         BANK OF AMERICA, N.A.,
                                 as a Term Lender

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:  _______________________________________


                                 JPMORGAN CHASE BANK, N.A.,

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:  _______________________________________


                                 SUNTRUST BANK,

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:  _______________________________________


                                 THE ROYAL BANK OF SCOTLAND PLC,

                                 By:  __________________________________________
                                 Name:  ________________________________________
                                 Title:  _______________________________________



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